                                                                  Conformed Copy
                                                                    Exhibit 23.2



              CONSENT OF KEGLER, BROWN, HILL & RITTER CO., L.P.A.



     We hereby consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form S-3, filed with the Securities and Exchange Commission, of the Company's Annual Report on Form 10K for the fiscal year ended June 30, 1998. We also consent to all references to our firm included in this Registration Statement.

Columbus, Ohio
February 4, 1999



                                    Very truly yours,

                                    KEGLER, BROWN, HILL &
                                    RITTER CO., L.P.A.


                                    BY: /s/  Jack A. Bjerke
                                       ------------------------------
                                       Jack A. Bjerke, Vice President